SWAP CONFIRMATION

Party A (BP) :	Party B ( Counterparty):	Trade Date : 3/24/2014
BP Energy Company	Glori Energy Production Inc.	Revision Date:
201 Helios Way	4315 South Drive	Version: 0
Houston, TX 77079	Houston, TX 77053	Contract No: GLG14PS00001
Phone: (713) 323 3278	Phone:832-412-1432
Fax: 281-227-8470	Fax: 832-412-1432
Attn: Confirmations Department

Representative: Frank Verducci	Representative: Victor Perez	Broker:

The purpose of this document is to confirm the terms and conditions of the Transaction entered into between BP Energy Company and Glori Energy Production Inc. on the Trade Date of 3/24/2014. This document constitutes a "Confirmation" and supplements,forms part of, and is subject to, the Master Agreement dated as of 03/17/2014, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

US I: 1 030349989e291654b6c5b4573bfcf988968acfff0

Contracted Volume: 8,400.00 Bbl Per Month
Total Contracted Volume: 100,800 Bbl
Effective Date: 4/1/2014
Termination Date: 3/31/2015
Product: WTI Cal Month
Calculation Period: Monthly
Payment Term: Net Payment due 5 Business Days after the last price necessary for monthly settlement is determined
Party A (BP) Pays: $94.11 per Barrel (US Dollars )
Party B (Counterparty) Pays: The price per barrel equal to the arithmetic average of the daily settlement quote for WTI
(FIRST TRADED CONTRACT MONTH) as published in NYMEX . Any published corrections to any of the relevant quotations shall be taken into account. The calculation in respect of each day of a pricing period shall be rounded to THREE decimal places, and the resultant floating price shall be rounded to THREE decimal places. (US Dollars)

Please confirm the foregoing correctly sets forth the terms of our Agreement If you agree with this Confirmation, please sign below where indicated and return to us within 5 New York Business Days of receipt If this Confirmation does not set forth the material terms of the Transaction, you may object in writing by either making notations on this Confirmation, signing it, and faxing or delivering to us a written objection in any other reasonable form within 5 New York Business Days of receipt or deemed receipt of this Confirmation. If you fail to respond as requested, we shall deem such failure to be acceptance of this Confirmation as final and binding.

If you have any questions, please contact the Confirmation Department by:
Phone- (713) 323-1866
Fax- (281) 227-8470, (281) 227-8596 or (281) 227-8768
Email- NAGPconfirmations@bp.com

BP Energy Company	Glori Energy Production, Inc
/s/ Frank Verducci	/s/ Thomas Holland
Name: Frank Verducci	Name: Thomas Holland
Title: Managing Director – Financial Sponsors	Title: President
Date: 3/24/2014	Date: 5/26/2014

SWAP CONFIRMATION

Party A (BP) :	Party B ( Counterparty):	Trade Date : 3/24/2014
BP Energy Company	Glori Energy Production Inc.	Revision Date:
201 Helios Way	4315 South Drive	Version: 0
Houston, TX 77079	Houston, TX 77053	Contract No: GLG15PS00001
Phone: (713) 323 3278	Phone:832-412-1432
Fax: 281-227-8470	Fax: 832-412-1432
Attn: Confirmations Department

Representative: Frank Verducci	Representative: Victor Perez	Broker:

The purpose of this document is to confirm the terms and conditions of the Transaction entered into between BP Energy Companyand Glori Energy Production Inc. on the Trade Date of 3/24/2014. This document constitutes a "Confirmation" and supplements,forms part of, and is subject to, the Master Agreement dated as of 03/17/2014, as amended and supplemented from time to time (the"Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

USI: 1 030349989623a6c0459964 75cb0a982671 d04bf27

Contracted Volume: 7,300.00 Bbl Per Month
Total Contracted Volume: 87,600 Bbl
Effective Date: 4/1/2015
Termination Date: 3/31/2016
Product: WTI Cal Month
Calculation Period: Monthly
Payment Term: Net Payment due 5 Business Days after the last price necessary for monthly settlement is determined
Party A (BP) Pays: $86.5 per Barrel (US Dollars)
Party B (Counterparty) Pays: The price per barrel equal to the arithmetic average of the daily settlement quote for WTI
(FIRST TRADED CONTRACT MONTH) as published in NYMEX for each successive day of the pricing period. Any published corrections to any of the relevant quotations shall be taken into account. The calculation in respect of each day of a pricing period shall be rounded to THREE decimal places, and the resultant floating price shall be rounded to
THREE decimal places. (US Dollars)

Special Provisions:
Please confirm the foregoing correctly sets forth the terms of our Agreement. If you agree with this Confirmation, please sign below where indicated and return to us within 5 New York Business Days of receipt. If this Confirmation does not set forth the material terms of the Transaction, you may object in writing by either making notations on this Confirmation, signing it, and faxing or delivering to us a written objection in any other reasonable form within 5 New York Business Days of receipt or deemed receipt of this Confirmation. If you fail to respond as requested, we shall deem such failure to be acceptance of this Confirmation as final and binding.

If you have any questions, please contact the Confirmation Department by:
Phone- (713) 323-1866
Fax- (281) 227-8470, (281) 227-8596 or (281) 227-8768
Email- NAGPconfirmations@bp.com

BP Energy Company	Glori Energy Production, Inc
/s/ Frank Verducci	/s/ Thomas Holland
Name: Frank Verducci	Name: Thomas Holland
Title: Managing Director – Financial Sponsors	Title: President
Date: 3/24/2014	Date: 5/26/2014

SWAP CONFIRMATION

Party A (BP) :	Party B ( Counterparty):	Trade Date : 3/24/2014
BP Energy Company	Glori Energy Production Inc.	Revision Date:
201 Helios Way	4315 South Drive	Version: 0
Houston, TX 77079	Houston, TX 77053	Contract No: GLG16PS00001
Phone: (713) 323 3278	Phone:832-412-1432
Fax: 281-227-8470	Fax: 832-412-1432
Attn: Confirmations Department

Representative: Frank Verducci	Representative: Victor Perez	Broker:

The purpose of this document is to confirm the terms and conditions of the Transaction entered into between BP Energy Company and Glori Energy Production Inc. on the Trade Date of 3/24/2014. This document constitutes a "Confirmation" and supplements,forms part of, and is subject to, the Master Agreement dated as of 03/17/2014, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

USI: 1 030349989afc391 d3a5274085abdd45b72b3bc651

Contracted Volume: 6,550.00 Bbl Per Month
Total Contracted Volume: 78,600 Bbl
Effective Date: 4/1/2016
Termination Date: 3/31/2017
Product: WTI Cal Month
Calculation Period: Monthly
Payment Term: Net Payment due 5 Business Days after the last price necessary for monthly settlement is determined
Party A (BP) Pays: $82.46 per Barrel ( US Dollars)
Party B (Counterparty) Pays: The price per barrel equal to the arithmetic average of the daily settlement quote for WTI
(FIRST TRADED CONTRACT MONTH) as published in NYMEX for each successive day of the pricing period. Any published corrections to any of the relevant quotations shall be taken into account. The calculation in respect of each day of a pricing period shall be rounded to THREE decimal places, and the resultant floating price shall be rounded to
THREE decimal places. (US Dollars)

Special Provisions:
Please confirm the foregoing correctly sets forth the terms of our Agreement. If you agree with this Confirmation, please sign below where indicated and return to us within 5 New York Business Days of receipt. If this Confirmation does not set forth the material terms of the Transaction, you may object in writing by either making notations on this Confirmation, signing it, and faxing or delivering to us a written objection in any other reasonable form within 5 New York Business Days of receipt or deemed receipt of this Confirmation. If you fail to respond as requested, we shall deem such failure to be acceptance of this Confirmation as final and binding.

If you have any questions, please contact the Confirmation Department by:
Phone- (713) 323-1866
Fax- (281) 227-8470, (281) 227-8596 or (281) 227-8768
Email- NAGPconfirmations@bp.com

BP Energy Company	Glori Energy Production, Inc
/s/ Frank Verducci	/s/ Thomas Holland
Name: Frank Verducci	Name: Thomas Holland
Title: Managing Director – Financial Sponsors	Title: President
Date: 3/24/2014	Date: 5/26/2014

SWAP CONFIRMATION

Party A (BP) :	Party B ( Counterparty):	Trade Date : 3/24/2014
BP Energy Company	Glori Energy Production Inc.	Revision Date:
201 Helios Way	4315 South Drive	Version: 0
Houston, TX 77079	Houston, TX 77053	Contract No: GLG16PS00001
Phone: (713) 323 3278	Phone:832-412-1432
Fax: 281-227-8470	Fax: 832-412-1432
Attn: Confirmations Department

Representative: Frank Verducci	Representative: Victor Perez	Broker:

The purpose of this document is to confirm the terms and conditions of the Transaction entered into between BP Energy Company and Glori Energy Production Inc. on the Trade Date of 3/24/2014. This document constitutes a "Confirmation" and supplements, forms part of, and is subject to, the Master Agreement dated as of 03/17/2014, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

USI: 1 030349989aee8bb5b5bf54 760ab1 f1 c967a80ae34

Contracted Volume: 5,800.00 Bbl Per Month
Total Contracted Volume: 69,600 Bbl
Effective Date: 4/1/2017
Termination Date: 3/31/2018
Product: WTI Cal Month
Calculation Period: Monthly
Payment Term: Net Payment due 5 Business Days after the last price necessary for monthly settlement is determined
Party A (BP) Pays: $80.53 per Barrel (US Dollars)
Party B (Counterparty) Pays: The price per barrel equal to the arithmetic average of the daily settlement quote for WTI
(FIRST TRADED CONTRACT MONTH) as published in NYMEX for each successive day of the pricing period. Any published corrections to any of the relevant quotations shall betaken into account. The calculation in respect of each day of a pricing period shall be rounded to THREE decimal places, and the resultant floating price shall be rounded to
THREE decimal places. (US Dollars)

Special Provisions:
Please confirm the foregoing correctly sets forth the terms of our Agreement. If you agree with this Confirmation, please sign below where indicated and return to us within 5 New York Business Days of receipt. If this Confirmation does not set forth the material terms of the Transaction, you may object in writing by either making notations on this Confirmation, signing it, and faxing or delivering to us a written objection in any other reasonable form within 5 New York Business Days of receipt or deemed receipt of this Confirmation. If you fail to respond as requested, we shall deem such failure to be acceptance of this Confirmation as final and binding.
I
If you have any questions, please contact the Confirmation Department by:
Phone- (713) 323-1866
Fax- (281) 227-8470, (281) 227-8596 or (281) 227-8768
Email- NAGPconfirmations@bp.com

BP Energy Company	Glori Energy Production, Inc
/s/ Frank Verducci	/s/ Thomas Holland
Name: Frank Verducci	Name: Thomas Holland
Title: Managing Director – Financial Sponsors	Title: President
Date: 3/24/2014	Date: 5/26/2014